                                                                   EXHIBIT 99.11
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 109 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated February 12, 1998, relating to financial statements and the financial highlights appearing in the December 31, 1997 Annual Reports to Shareholders of New England Funds Trust II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Independent Accountants" and "Financial Statements" in the Statements of Additional Information.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
April 24, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
New England Funds Trust II:


We consent to the incorporation by reference in Post-Effective Amendment No. 109 to the Registration Statement of New England Funds Trust II (comprising, respectively, the New England Limited Term U.S. Government Fund, New England Growth Opportunities Fund, New England Adjustable Rate U.S. Government Fund, New England High Income Fund, New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of New York and New England Intermediate Term Tax Free Fund of California - the "Series") on Form N-1A of our reports dated February 7, 1997 and February 10, 1997 on our audits of the financial statements and financial highlights of the respective Series, which reports are included in the Annual Report to Shareholders for the year ended December 31, 1996, which are incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Highlights".





                                                 /s/ Coopers & Lybrand L.L.P.
Boston, Massachusetts                                COOPERS & LYBRAND L.L.P.
April 24, 1998